Exhibit 99.1

Tallgrass Energy, LP Announces Change of Location

of Special Meeting of Shareholders to be held on April 16, 2020

LEAWOOD, Kan. – March 30, 2020 –Tallgrass Energy, LP (NYSE: TGE) (“TGE”) today announced that, due to the emerging public health impact of the coronavirus (COVID-19) pandemic and out of concern for the health and well-being of TGE’s employees and shareholders, the location of the special meeting of shareholders of TGE has been changed and will be held in a virtual meeting format only. As previously announced, the special meeting will be held on April 16, 2020 at 9:00 a.m., Central Time, to consider and vote upon a proposal to approve the Agreement and Plan of Merger, dated Dec. 16, 2019, by and among TGE, Tallgrass Energy GP, LLC, a Delaware limited liability company and the general partner of TGE, Prairie Private Acquiror LP, a Delaware limited partnership (“Buyer”), and Prairie Merger Sub LLC, a Delaware limited liability company, and the transactions contemplated thereby, including the merger of Buyer with and into TGE.

To participate in the special meeting, shareholders can go to www.virtualshareholdermeeting.com/TGE2020 in a web browser. Further information regarding this change to the location of the special meeting, including specific instructions for shareholders to log in and access, vote at and otherwise participate in the special meeting, can be found in the Notice of Change of Location of Special Meeting filed by TGE with the Securities and Exchange Commission (the “SEC”) on March 30, 2020.

Additional Information and Where to Find it

In connection with the proposed transaction referred to in this material, TGE filed a definitive proxy statement with the SEC on March 12, 2020, which was mailed or otherwise provided to its shareholders. BEFORE MAKING ANY VOTING DECISION, TGE’S SHAREHOLDERS ARE URGED TO CAREFULLY READ THE PROXY STATEMENT, AS SUPPLEMENTED BY THE NOTICE OF CHANGE OF LOCATION OF SPECIAL MEETING FILED BY TGE WITH THE SEC ON MARCH 30, 2020, IN ITS ENTIRETY AND ANY OTHER DOCUMENTS FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED TRANSACTION OR INCORPORATED BY REFERENCE THEREIN BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION AND THE PARTIES TO THE PROPOSED TRANSACTION. Investors and security holders may obtain a free copy of the proxy statement and other documents filed with the SEC by TGE through the website maintained by the SEC at http://www.sec.gov. Copies of the documents filed by TGE will be available free of charge on TGE’s website at www.tallgrassenergy.com, in the “Investors” tab near the top of the page, or by contacting TGE’s Investor Relations Department at 1-913-928-6012.

Participants in the Solicitation

TGE and its general partner’s directors and executive officers may be considered participants in the solicitation of proxies with respect to the proposed transaction under the rules of the SEC. Information about the directors and executive officers of TGE’s general partner may be found in its 2019 Form 10-K filed with the SEC on February 12, 2020 and any subsequent statements of changes in beneficial ownership filed with the SEC. These documents can be obtained free of charge from the sources indicated above. Additional information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, are also included in the proxy statement and other documents filed with the SEC by TGE.

Information Concerning Forward-Looking Statements

This communication contains forward-looking statements. All statements, other than statements of historical facts, included in this communication that address activities, events or developments that management expects, believes or anticipates will or may occur in the future are forward-looking statements. Words such as “could,” “will,” “may,” “assume,” “forecast,” “position,” “predict,” “strategy,” “expect,” “intend,” “plan,” “estimate,” “anticipate,” “believe,” “project,” “budget,” “potential,” or “continue,” and similar expressions are used to identify forward-looking statements. Forward-looking statements are subject to a number of assumptions, risks and uncertainties, many of which are beyond the control of TGE, which may cause actual results to differ materially from those implied or expressed by the forward-looking statements, and other important factors that could cause actual results to differ materially from those projected, including those set forth in reports filed by TGE with the SEC.

Any forward-looking statement applies only as of the date on which such statement is made, and TGE does not intend to correct or update any forward-looking statement, whether as a result of new information, future events or otherwise, except as required by law.

About Tallgrass Energy

Tallgrass Energy, LP (NYSE: TGE) is a growth-oriented midstream energy infrastructure company operating across 11 states with transportation, storage, terminal, water, gathering and processing assets that serve some of the nation’s most prolific crude oil and natural gas basins.

To learn more, please visit our website at www.tallgrassenergy.com.

Contact Information

Investor and Financial Inquiries

Nate Lien, (913) 928-6012

investor.relations@tallgrassenergylp.com

or

Media and Trade Inquiries

Phyllis Hammond, (303) 763-3568

media.relations@tallgrassenergylp.com